Exhibit 4.45

Execution Version

INTERCREDITOR AGREEMENT

among

CHENIERE ENERGY PARTNERS, L.P.

as Borrower,

each Subsidiary Guarantor from time to time party hereto,

MUFG BANK, LTD.,

as Credit Agreement Administrative Agent for the Credit Agreement Secured Parties,

MUFG UNION BANK, N.A.,

as Collateral Agent for the First Lien Secured Parties,

and

each Senior Class Debt Representative from time to time party hereto dated as of May 29, 2019

i

ANNEX I	-	Administrative Decisions
ANNEX II	-	Form of Joinder
ANNEX III	-	Form of Joinder (Secured Hedge Representative)
ANNEX IV	-	Form of Supplement

ii

INTERCREDITOR AGREEMENT dated as of May 29, 2019 (such date, the “Effective Date,” and such agreement, as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among Cheniere Energy Partners, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), each Subsidiary Guarantor (as defined below) from time to time party hereto, MUFG Bank, Ltd., as administrative agent for the Credit Agreement Secured Parties (as defined below) (in such capacity and together with its successors and permitted assigns in such capacity, the “Credit Agreement Administrative Agent”), MUFG Union Bank, N.A., as collateral agent for the First Lien Secured Parties (as defined below) (in such capacity and together with its successors and permitted assigns in such capacity, the “Collateral Agent”), and each Senior Class Debt Representative from time to time party hereto for the First Lien Secured Parties of the Series with respect to which it is acting in such capacity.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Agreement Administrative Agent (for itself and on behalf of the Credit Agreement Secured Parties) and each Senior Class Debt Representative (for itself and on behalf of the First Lien Secured Parties of the applicable Series) agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Credit Agreement and the other First Lien Secured Debt Instruments, with the Credit Agreement controlling in the event of discrepancies, or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Additional Agent” means the administrative agent and/or trustee (as applicable) or any other similar agent, representative or Person under any Additional First Lien Debt Facility, in each case, together with its successors and permitted assigns in such capacity.

“Additional First Lien Debt Facility” means one or more debt facilities, commercial paper facilities or indentures for which the requirements of Section 6.13 of this Agreement have been satisfied, in each case with banks, other lenders or trustees, providing for revolving credit loans, term loans, letters of credit, notes or other borrowings, in each case, as amended, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time; provided that the Credit Agreement shall not constitute an Additional First Lien Debt Facility at any time.

“Additional First Lien Documents” means, with respect to any Series of Additional First Lien Obligations, the notes, credit agreements, indentures, security documents and other operative agreements evidencing or governing such Indebtedness, and each other agreement entered into for the purpose of securing any Series of Additional First Lien Obligations.

“Additional First Lien Obligations” means, with respect to any Additional First Lien Debt Facility, (a) all principal of, and interest (including, without limitation, any interest, fees and other amounts which accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional First Lien Debt Facility, (b) all other amounts payable to the related Additional First Lien Secured Parties under the related Additional First Lien Documents and (c) any renewals or extensions of the foregoing.

“Additional First Lien Secured Party” means, with respect to any Series of Additional First Lien Obligations, the holders of such Additional First Lien Obligations, the Additional Agent with respect thereto, any trustee or agent or any other similar agent or Person therefor under any related Additional First Lien Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any Credit Party under any related Additional First Lien Documents.

“Administrative Decision” has the meaning set out in Annex I.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means each of the Bankruptcy Code, any similar federal, state or foreign law for the relief of debtors, or any reorganization, insolvency, moratorium or assignment for the benefit of creditors or any other marshalling of the assets or liabilities of Borrower or any of its Subsidiaries, or similar law affecting creditors’ rights generally.

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Collateral” means all assets and properties subject to Liens created pursuant to any First Lien Security Document to secure one or more Series of First Lien Obligations.

“Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Commodity Hedge Agreement” means (i) any agreement (including each confirmation entered into pursuant to any master agreement) providing for any swap, cap, collar, put, call, floor, future, option, spot, forward, gas or power purchase and sale agreement, fuel purchase and sale agreement, tolling agreement and capacity purchase agreement, and (ii) except to the extent entered into for the purposes of satisfying the requirements of the Projects and not for speculative purposes, any emissions credit purchase or sale agreement, power transmission agreement, fuel transmission agreement, fuel storage agreement, netting agreement or similar agreement, in each case entered into in respect of any commodity, including any agreement providing for credit support for any of the foregoing, in all cases whether settled financially or physically, in each case that is secured by a first lien.

“Commodity Hedge Counterparty” means any Person that is, as of the date of the applicable Commodity Hedge Agreement, (a) (i) a commercial bank, insurance company or other similar financial institution or any Affiliate thereof, or (ii) a public utility and (b) in the business of selling, marketing, purchasing or distributing natural gas, ancillary services or other fuel.

“Commodity Hedge First Lien Obligations” means, with respect to any Commodity Hedge Agreement and any related guaranty (but without duplication), (a) the outstanding amount due and owing by any Credit Party to the relevant Commodity Hedge Counterparty thereunder and (b) without duplication, any and all other obligations of any Credit Party of any kind thereunder, whether fixed or contingent, matured or unmatured.

“Consent” means, at any time with respect to any decision, a Person’s agreement, approval, authorization, consent, concurrence, permission or other sanction.

“Controlling Agent” means, with respect to any Shared Collateral:

(a) prior to the Discharge of First Lien Obligations that are Primary Voting Credit Facilities Obligations:

(i) until the Non-Controlling Agent Enforcement Date, the Designated Senior Class Debt Representative; and

(ii) from and after the Non-Controlling Agent Enforcement Date, the Majority Non-Controlling Agent; and

(b) after the Discharge of First Lien Obligations that are Primary Voting Credit Facilities Obligations:

(i) until the earlier of (x) the Discharge of First Lien Obligations that are the Series of First Lien Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of First Lien Obligations and (y) the Second Non-Controlling Agent Enforcement Date, the Majority Non-Controlling Agent; and

(ii) from and after the earlier of (x) the Discharge of First Lien Obligations that are the Series of First Lien Obligations that constitute the largest outstanding principal amount of any then outstanding Series of First Lien Obligations and (y) the Second Non-Controlling Agent Enforcement Date, the Second Majority Non-Controlling Agent.

“Controlling Secured Parties” means, with respect to any Shared Collateral, the Series of First Lien Secured Parties whose Senior Class Debt Representative is the Controlling Agent for such Shared Collateral.

“Credit Agreement” means that certain Credit and Guaranty Agreement dated as of May 29, 2019, among the Borrower, certain Subsidiaries of Borrower as and that become Subsidiary Guarantors from time to time in accordance with the terms thereof, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, and MUFG Bank, Ltd., as Administrative Agent.

“Credit Agreement Administrative Agent” has the meaning assigned to such term in the preamble hereto.

“Credit Agreement Debt Service Reserve Account” means a deposit account (together with any successor account) of Borrower established as the “Debt Service Reserve Account” pursuant to the Credit Agreement.

“Credit Agreement Obligations” means the “Obligations” as defined in the Credit Agreement.

“Credit Party” means each of the Borrower and each Subsidiary Guarantor.

“Debt Service Reserve Account” means the Credit Agreement Debt Service Reserve Account or any additional “debt service reserve account” established pursuant to any Additional First Lien Documents.

“Declined Lien” has the meaning assigned to such term in Section 2.10(a).

“Default” means a “Default” (or any defined term with substantially similar meaning) as defined in any Secured Credit Document.

“Designated Senior Class Debt Representative” means the Senior Class Debt Representative designated by the holders of a majority of the principal amount of the Primary Voting Credit Facilities Obligations. As of the date hereof, the Designated Senior Class Debt Representative is the Credit Agreement Administrative Agent.

“DIP Financing” has the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” has the meaning assigned to such term in Section 2.05(b).

“Discharge” means, with respect to any Shared Collateral and any Series of First Lien Obligations, the date on which such Series of First Lien Obligations is no longer secured by such Shared Collateral (including by the withdrawal of the Senior Class Debt Representative for such Series of First Lien Obligations from this Agreement in accordance with the last paragraph of Section 6.13). The term “Discharged” shall have a corresponding meaning.

“Discharge of First Lien Obligations” means, with respect to any Shared Collateral, the Discharge of the applicable First Lien Obligations with respect to such Shared Collateral in accordance with the applicable First Lien Secured Debt Instrument, Commodity Hedge Agreement or Permitted Hedge Agreement; provided that a Discharge of First Lien Obligations shall not be deemed to have occurred in connection with a Refinancing of such First Lien Obligations with additional First Lien Obligations secured by such Shared Collateral under an Additional First Lien Document which has been designated in writing by the applicable Senior Class Debt Representative (under the First Lien Obligations so Refinanced) or by the Borrower, in each case, to each Senior Class Debt Representative as a “First Lien Obligation” for purposes of this Agreement.

“Effective Date” means May 29, 2019.

“Event of Default” means an “Event of Default” (or any defined term with substantially similar meaning) as defined in any Secured Credit Document.

“Existing Indenture” means the Indenture, dated as of September 18, 2017, as supplemented by the First Supplemental Indenture, dated as of September 18, 2017, and the Second Supplemental Indenture, dated as of September 11, 2018, by and among Borrower, various subsidiary guarantors of Borrower and The Bank of New York Mellon, as trustee.

“First Lien Obligations” means, collectively, (i) the Credit Agreement Obligations, (ii) each Series of Additional First Lien Obligations, (iii) each Series of Commodity Hedge First Lien Obligations and (iv) each Series of Permitted Hedge First Lien Obligations.

“First Lien Secured Debt Instruments” means (i) the Credit Agreement and (ii) each Additional First Lien Debt Facility.

“First Lien Secured Parties” means (i) the Collateral Agent, (ii) the Credit Agreement Secured Parties, (iii) the Additional First Lien Secured Parties with respect to each Series of Additional First Lien Obligations, (iv) any Qualified Interest Rate Hedging Counterparties party to a Permitted Hedging Agreement and their Secured Hedge Representatives and (v) any Commodity Hedge Counterparties party to any Commodity Hedge Agreement and their Secured Hedge Representatives, in the case of clauses (iv) and (v), to the extent the applicable Secured Hedge Representative has executed and delivered the applicable Joinder Documents and in each case, except to the extent such Persons withdraw from this Agreement in accordance with the last paragraph of Section 6.13.

“First Lien Security Documents” means the Security Documents and each other agreement entered into in favor of the Collateral Agent for the purpose of securing any Series of First Lien Obligations.

“Hedging Default” means the occurrence of an “Event of Default,” “Termination Event,” or “Additional Termination Event,” as defined in the relevant Permitted Hedging Agreement or Commodity Hedging Agreement, as applicable, following the expiration of any applicable cure period set forth therein.

“Impairment” has the meaning assigned to such term in Section 1.03.

“Insolvency or Liquidation Proceeding” means:

(a) any voluntary or involuntary case or proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Credit Party;

(b) any other voluntary or involuntary insolvency, reorganization, winding-up or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Credit Party or with respect to a material portion of their respective assets (other than any merger or consolidation, liquidation, windup or dissolution not involving bankruptcy that is expressly permitted pursuant to the terms of each of the Credit Agreement and each other First Lien Secured Debt Instrument);

(c) any liquidation, dissolution, reorganization or winding up of any Credit Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (other than any merger or consolidation, liquidation, windup or dissolution not involving bankruptcy that is expressly permitted pursuant to the terms of each the Credit Agreement and each other First Lien Secured Debt Instrument);

(d) any case or proceeding seeking arrangement, adjustment, protection, relief or composition of any debt or other property of any Credit Party;

(e) any case or proceeding seeking the entry of an order of relief or the appointment of a custodian, receiver, trustee or other similar proceeding with respect to any Credit Party or any property or Indebtedness of any Credit Party; or

(f) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Credit Party.

“Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

“Intervening Creditor” shall have the meaning assigned to such term in Section 2.01(a).

“Joinder Documents” means (a) a supplement to this Agreement substantially in the form of Annex II or Annex III hereof (with such changes as may be approved by the Collateral Agent (at the direction of the Controlling Agent, in its reasonable discretion) and such Senior Class Debt Representative) required to be delivered by an Additional Agent, Commodity Hedge Counterparty or Qualified Interest Rate Hedging Counterparty to the Controlling Agent and Collateral Agent pursuant to Section 6.13 hereto and (b) a supplement to the Collateral Agency Appointment Agreement substantially in the form of Exhibit B thereof (with such changes as may be approved by the Collateral Agent (at the direction of the Controlling Agent, in its reasonable discretion) and such Senior Class Debt Representative) required to be delivered by an Additional Agent, Commodity Hedge Counterparty or Qualified Interest Rate Hedging Counterparty to the Controlling Agent and Collateral Agent pursuant to Section 6.13 hereto, in each case, in order to establish an additional Series of First Lien Obligations and become First Lien Secured Parties hereunder.

“Majority Non-Controlling Agent” means, with respect to any Shared Collateral, the Senior Class Debt Representative (other than the Designated Senior Class Debt Representative) of the Series of First Lien Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of First Lien Obligations (excluding the Series of Credit Agreement Obligations) with respect to such Shared Collateral.

“Modification” means, with respect to any Secured Credit Document, any amendment, supplement, Waiver or other modification of the terms and provisions thereof (other than the execution of Joinder Documents). The term “Modify” or any derivative thereof shall have a corresponding meaning.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the state of New York.

“Non-Controlling Agent” means, at any time with respect to any Shared Collateral, any Senior Class Debt Representative that is not the Controlling Agent at such time with respect to such Shared Collateral.

“Non-Controlling Agent Enforcement Date” means, with respect to any Non-Controlling Agent, the date which is 180 days (throughout which 180 day period such Non-Controlling Agent was the Majority Non-Controlling Agent) after the occurrence of both (i) an Event of Default under and as defined in the Secured Credit Document under which such Non-Controlling Agent is the Senior Class Debt Representative and (ii) the Controlling Agent and each other Senior Class Debt Representative’s receipt of written notice from such Non-Controlling Agent certifying that (x) such Non-Controlling Agent is the Majority Non-Controlling Agent and that an Event of Default under and as defined in the Secured Credit Document under which such Non-Controlling Agent is the Senior Class Debt Representative has occurred and is continuing and (y) the First Lien Obligations of the Series with respect to which such Non-Controlling Agent is the Senior Class Debt Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable First Lien Secured Debt Instruments; provided that the Non-Controlling Agent Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Collateral Agent (at the direction of the Controlling Agent) has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (2) at any time any Credit Party which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the First Lien Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.

“Permitted Hedging Agreement” means any Interest Rate Agreement that is secured by a first lien, each of which is for the purpose of hedging the interest rate exposure associated with Borrower’s and its Subsidiary Guarantor’s operations, not for speculative purposes and entered into by Borrower with a Qualified Interest Rate Hedging Counterparty.

“Permitted Hedging First Lien Obligations” means, with respect to any Permitted Hedging Agreement and any related guaranty (but without duplication), (a) the outstanding amount due and owing by any Credit Party to the relevant Qualified Interest Rate Hedging Counterparty thereunder and (b) without duplication, any and all other obligations of any Credit Party of any kind thereunder, whether fixed or contingent, matured or unmatured.

“Possessory Collateral” means any Shared Collateral in the possession of the Collateral Agent or any Senior Class Debt Representative (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of a Collateral Agent under the terms of the First Lien Security Documents.

“Primary Voting Credit Facilities Obligations” means (a) the Credit Agreement Obligations and (b) any Additional First Lien Obligations outstanding under any Additional First Lien Documents incurred pursuant to commercial bank and/or institutional investor Indebtedness facilities that are designated by the Borrower as “Primary Voting Credit Facilities Obligations” pursuant to the Joinder Documents applicable to such Additional First Lien Obligations.

“Proceeds” has the meaning assigned to such term in Section 2.01(a).

“Qualified Interest Rate Hedging Counterparty” means each Person permitted to be a counterparty to a Permitted Hedging Agreement in accordance with the First Lien Secured Debt Instruments.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Indebtedness in whole or in part.“Refinanced” and “Refinancing” have correlative meanings.

“Remedy Event” means the occurrence of the applicable Controlling Agent instructing the Collateral Agent to enforce, collect or realize on any Collateral or exercise any other right or remedy with respect to the Collateral.

“Second Majority Non-Controlling Agent” means, with respect to any Shared Collateral, the Senior Class Debt Representative (other than the Designated Senior Class Debt Representative) of the Series of First Lien Obligations that constitutes the second largest outstanding principal amount of any then outstanding Series of First Lien Obligations (excluding the Series of Credit Agreement Obligations) with respect to such Shared Collateral.

“Second Non-Controlling Agent Enforcement Date” means, with respect to any Non-Controlling Agent, the date which is 180 days (throughout which 180 day period such Non-Controlling Agent was the Second Majority Non-Controlling Agent) after the occurrence of both (i) an Event of Default under and as defined in the First Lien Secured Debt Instruments under which such Non-Controlling Agent is the Senior Class Debt Representative and (ii) the Controlling Agent and each other Senior Class Debt Representative’s receipt of written notice from such Non-Controlling Agent certifying that (x) such Non-Controlling Agent is the Second Majority Non-Controlling Agent and that an Event of Default under and as defined in the First Lien Secured Debt Instruments under which such Non-Controlling Agent is the Senior Class Debt Representative has occurred and is continuing and (y) the First Lien Obligations of the Series with respect to which such Non-Controlling Agent is the Senior Class Debt Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Secured Credit Documents; provided that the Second Non-Controlling Agent Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Collateral Agent (at the direction of the Controlling Agent) has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (2) at any time any Credit Party which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Secured Credit Document” means (i) the Credit Agreement and each other Financing Document, (ii) each Additional First Lien Document, (iii) each Commodity Hedge Agreement and (iv) each Permitted Hedging Agreement.

“Secured Hedge Representative” means the Person designated as such for a Permitted Hedging Agreement or Commodity Hedge Agreement, as the case may be.

“Senior Class Debt” has the meaning assigned to such term in Section 6.13.

“Senior Class Debt Parties” has the meaning assigned to such term in Section 6.13.

“Senior Class Debt Representative” means, (a) with respect to the Credit Agreement Obligations, the Credit Agreement Administrative Agent, (b) with respect to any Additional First Lien Debt Facility, the Additional Agent representing such Additional First Lien Debt Facility pursuant to the Additional First Lien Documents applicable to such Additional First Lien Debt Facility that becomes a party hereto in accordance with Section 6.13, (c) with respect to any Permitted Hedging Agreement, the Secured Hedge Representative representing the applicable Qualified Interest Rate Hedging Counterparty that becomes a party hereto in accordance with Section 6.13 and (d) with respect to any Commodity Hedge Agreement, the Secured Hedge Representative representing the applicable Commodity Hedge Counterparty that becomes a party hereto in accordance with Section 6.13, in each case, except to the extent such Persons withdraw from this Agreement in accordance with the last paragraph of Section 6.13.

“Senior Lien” means the Liens on the Collateral in favor of the First Lien Secured Parties under the First Lien Security Documents.

“Senior Unsecured Debt” means any First Lien Obligations which, in accordance with its terms, becomes unsecured (except to the extent of any security interest in any Additional Debt Service Reserve Account established for the benefit of the holder of such Indebtedness).

“Series” means (a) with respect to the First Lien Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Additional First Lien Secured Parties whose Additional Agent has become a Senior Class Debt Representative under this Agreement after the Effective Date, (iii) the Commodity Hedge Counterparties whose Secured Hedge Representative has become a Senior Class Debt Representative under this Agreement after the Effective Date and such Secured Hedge Representative and (iv) the Qualified Interest Rate Hedging Counterparties whose Secured Hedge Representative has become a Senior Class Debt Representative under this Agreement after the Effective Date and such Secured Hedge Representative and (b) with respect to any First Lien Obligations, each of (i) the Credit Agreement Obligations, (ii) the Additional First Lien Obligations incurred pursuant to any Additional First Lien Debt Facility or any related Additional First Lien Documents, which pursuant to any Joinder Documents, are to be represented hereunder by a Senior Class Debt Representative (in its capacity as such for such Additional First Lien Obligations), (iii) the Commodity Hedge First Lien Obligations incurred pursuant to any Commodity Hedge

Agreement, which pursuant to any Joinder Documents, are to be represented hereunder by a Senior Class Debt Representative (in its capacity as such for such Commodity Hedge First Lien Obligations) and (iv) the Permitted Hedging First Lien Obligations incurred pursuant to any Permitted Hedging Agreement, which pursuant to any Joinder Documents, are to be represented hereunder by a Senior Class Debt Representative (in its capacity as such for such Permitted Hedging First Lien Obligations).

“Shared Collateral” means, at any time, Collateral (other than with respect to customary cash collateral arrangements with respect to the revolving credit facilities and letters of credit constituting part of the Credit Agreement and other than any “debt service reserve account” that may be established for the benefit of a specific Series of First Lien Secured Parties) in which the Collateral Agent or the holders of two or more Series of First Lien Obligations (or their respective Senior Class Debt Representatives) hold a valid and perfected security interest at such time. If more than two Series of First Lien Obligations are outstanding at any time and the holders of less than all Series of First Lien Obligations hold a valid and perfected security interest in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First Lien Obligations that hold a valid security interest in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest in such Collateral at such time.

“Subsidiary Guarantors” means each Subsidiary of the Borrower that becomes a Subsidiary Guarantor in accordance with the terms of the First Lien Secured Debt Instruments.

“Uniform Commercial Code” or “UCC” means the New York UCC, or the Uniform Commercial Code (or any similar or comparable legislation) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“Waiver” means, with respect to any particular conduct, event or other circumstance, any change to an obligation of any Person under any Transaction Document requiring the Consent of one or more First Lien Secured Parties, which Consent has the effect of waiving, excusing or accepting or approving changed performance of, or non-compliance with, such obligation or any Default or Event of Default with respect thereto to the extent relating to such conduct, event or circumstance.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, amended and restated, supplemented or otherwise modified from time to time, or, to the extent permitted hereunder, as increased, refinanced or replaced from time to time, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

SECTION 1.03. Impairments. It is the intention of the First Lien Secured Parties of each Series that the holders of First Lien Obligations of such Series (and not the First Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Obligations), (y) any of the First Lien Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of First Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Obligations) on a basis ranking prior to the security interest of such Series of First Lien Obligations but junior to the security interest of any other Series of First Lien Obligations or (ii) the existence of any Collateral for any other Series of First Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First Lien Obligations, an “Impairment” of such Series); provided that the existence of a maximum claim with respect to any real property subject to a mortgage which applies to all First Lien Obligations shall not be deemed to be an Impairment of any Series of First Lien Obligations. In the event of any Impairment with respect to any Series of First Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Obligations, and the rights of the holders of such Series of First Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of First Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Obligations subject to such Impairment. Additionally, in the event the First Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Obligations or the First Lien Security Documents governing such First Lien Obligations shall refer to such obligations or such documents as so modified.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01. Priority of Claims.

(a) Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.03), if an Event of Default has occurred and is continuing, and the Collateral Agent (at the instruction of the Controlling Agent) is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding of the Borrower or any other Credit Party, the proceeds of any sale, collection or other liquidation of any such Shared Collateral by any Senior Class Debt Representative or any First Lien Secured Party and proceeds of any such distribution (all proceeds of any sale, collection or other liquidation of any Shared Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall, be applied (i) FIRST, to the payment of all fees, indemnities, expenses and other amounts owing to the Collateral Agent (in its capacity as such) and to the Senior Class Debt Representatives (in their capacity as such) pursuant to the terms of any Secured Credit Document, (ii) SECOND, after a determination in accordance with Section 3.01, subject to Section 1.03, to the respective Senior Class Debt Representative for application to the payment of all outstanding First Lien Obligations (including any termination payments and any ordinary course settlement payments under any Permitted Hedging Agreements and/or Commodity Hedge Agreements), on a pro rata basis, with such Proceeds to be applied to the First Lien Obligations of a given Series in accordance with the terms of the applicable Secured Credit Documents and (iii) THIRD, after the Discharge of all First Lien Obligations, to the Borrower and the other Credit Parties or their successors or assigns, as their interests may appear, or otherwise, or as a court of competent jurisdiction may direct. Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First Lien Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Obligations, but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Obligations (such third party an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Obligations with respect to which such Impairment exists. If, despite the provisions of this Section 2.01(a), any First Lien Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the First Lien Obligations to which it is then entitled in accordance with this Section 2.01(a), such First Lien Secured Party shall hold such payment or recovery in trust for the benefit of all First Lien Secured Parties for distribution in accordance with this Section 2.01(a).

(b) It is acknowledged that the First Lien Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First Lien Secured Parties of any Series.

(c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03), each First Lien Secured Party hereby agrees that (i) the Liens securing each Series of First Lien Obligations on any Shared Collateral shall be of equal priority and (ii) the benefits and proceeds of the Shared Collateral shall be shared among the First Lien Secured Parties as provided herein.

SECTION 2.02. Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.

(a) With respect to any Shared Collateral, (i) only the Controlling Agent shall instruct the Collateral Agent to and only the Collateral Agent (at the instruction of the Controlling Agent) shall act or refrain from acting with respect to the Shared Collateral and (ii) no Non-Controlling Agent or other Non-Controlling Secured Party shall or shall instruct the Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral, whether under any First Lien Security Document, applicable law or otherwise, it being agreed that only the Collateral Agent (at the instruction of the Controlling Agent) shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral; provided that, notwithstanding the foregoing, (i) in any Insolvency or Liquidation Proceeding, any Senior Class Debt Representative or any other First Lien Secured Party may file a proof of claim or statement of interest with respect to the First Lien Obligations owed to the First Lien Secured Parties; (ii) any Senior Class Debt Representative or any other First Lien Secured Party may take any action to preserve or protect the validity and enforceability of the Liens granted in favor of First Lien Secured Parties, provided that no such action is, or could reasonably be expected to be, (A) adverse, in any material respect, to the Liens granted in favor of the Controlling Secured Parties or the rights of the Collateral Agent, the Controlling Agent or any other Controlling Secured Parties to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement; and (iii) any Senior Class Debt Representative or any other First Lien Secured Party may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of such First Lien Secured Party, including any claims secured by the Shared Collateral, in each case, to the extent not inconsistent with the terms of this Agreement. Notwithstanding the equal priority of the Liens, the Controlling Agent may instruct the Collateral Agent to, and the Collateral Agent (at the instruction of the Controlling Agent) may, deal with the Shared Collateral as if the Collateral Agent and such Controlling Agent had a Senior Lien on such Collateral. No Non-Controlling Agent or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Controlling Agent or Controlling Secured Party or any other exercise by the Controlling Agent or Controlling Secured Party of any rights and remedies relating to the Shared Collateral. The foregoing shall not be construed to limit the rights and priorities of any First Lien Secured Party or Collateral Agent with respect to any Collateral not constituting Shared Collateral.

(b) Each Senior Class Debt Representative and the First Lien Secured Parties for which it is acting hereunder agree to be bound by the provisions of this Agreement.

(c) Each of the First Lien Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Senior Class Debt Representative or any other First Lien Secured Party to enforce this Agreement.

SECTION 2.03. No Interference; Payment Over.

(a) Each First Lien Secured Party agrees that (i) it will not challenge, or support any other Person in challenging, in any proceeding the validity or enforceability of any First Lien Obligations of any Series or any First Lien Security Document or the validity, attachment, perfection or priority of any Lien under any First Lien Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Collateral Agent (at the instruction of the Controlling Agent), (iii) it will not institute in any Insolvency or Liquidation Proceeding or other proceeding any claim against the Collateral Agent or the Controlling Agent or any other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Collateral Agent, the Controlling Agent or any other First Lien Secured Party shall be liable for any action taken or omitted to be taken by the Collateral Agent, the Controlling Agent or other First Lien Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (iv) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (v) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent and any Senior Class Debt Representative or any other First Lien Secured Party to enforce this Agreement.

(b) Each First Lien Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies, at any time prior to the Discharge of each of the First Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Secured Parties that have a security interest in such Shared Collateral and promptly transfer such Shared Collateral, Proceeds or payment, as the case may be, to the Collateral Agent, to be distributed in accordance with the provisions of Section 2.01 hereof. For the avoidance of doubt, payments of principal, interest, fees, indemnities and expenses in the ordinary course of business are not considered Shared Collateral or proceeds thereof for purposes of this Section 2.03(b).

SECTION 2.04. Release of Liens; Termination of First Lien Security Documents.

(a) The Collateral Agent’s Liens on the Shared Collateral will be automatically released:

(i) in whole, upon the Discharge of First Lien Obligations;

(ii) upon any release, sale or disposition of Shared Collateral permitted pursuant to the terms of the Controlling Agent’s First Lien Secured Debt Instruments that results in the release of the Lien in favor of the Controlling Agent on any Collateral (excluding, with respect to any Non-Controlling Agent, any release, sale or other disposition that is expressly prohibited by the First Lien Secured Debt Instrument of such Non-Controlling Agent as in effect on the date such Non-Controlling Agent executed the applicable Joinder Documents, unless such sale or disposition is consummated in connection with the Collateral Agent’s (at the instruction of the Controlling Agent) exercise of remedies or consummated after the institution of any Insolvency or Liquidation Proceeding), the Lien in favor of such Non-Controlling Agents on such Shared Collateral shall be automatically released and discharged to the same extent as the Lien in favor of the Controlling Agent; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof;

(iii) as to a release of less than all or substantially all of the Collateral (other than pursuant to clause (i) above) at any time prior to the Discharge of First Lien Obligations, if consent to the release of all Liens on such Collateral has been given by the Controlling Agent; or

(iv) as to a release of all or substantially all of the Collateral (other than pursuant to clause (i) above), if consent to release of that Collateral has been given by each of the Senior Class Debt Representatives or is expressly permitted in accordance with all of the Secured Credit Documents.

(b) The Collateral Agent and the Senior Class Debt Representatives agree for the benefit of the Borrower and the Subsidiary Guarantors that if the Senior Class Debt Representatives and the Collateral Agent at any time receive from the Borrower or the applicable Subsidiary Guarantor (i) an officers’ certificate stating that (A) the signing officer has read Section 2.04 of this Agreement and understands the provisions and the definitions relating hereto, (B) such officer has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Secured Credit Documents, if any, relating to the release of the Shared Collateral have been complied with and (C) in the opinion of such officer, such conditions precedent, if any, have been complied with and (ii) the proposed instrument or instruments releasing such Lien as to such property (in recordable form, if applicable), then each Senior Class Debt Representative (other than any Secured Hedge Representative whose consent is not required pursuant to Section 2.11(f) for any Modification) shall promptly (and in any event, no later than five (5) Business Days after receipt of such officer’s certificate) either (x) send to the Collateral Agent a notice stating that, in its view, such release is permitted by Section 2.04(a) and/or the respective Secured Credit Documents governing the First Lien Obligations the holders of which such Senior Class Debt Representative represents, if applicable, and an instruction to execute the proposed release instrument described in clause (ii) above or (y) send to the Collateral Agent and the Borrower a notice stating that, in its view, such release is not permitted by Section 2.04(a) and/or the respective Secured Credit Documents governing the First Lien Obligations the holders of which such Senior Class Debt Representative represents (with an explanation detailing the reasons for such Senior Class Debt Representative’s objections). Upon receipt by the Collateral Agent of a confirmation pursuant to Section 2.04(b)(x) from each Senior

Class Debt Representative (other than any Secured Hedge Representative whose consent is not required pursuant to Section 2.11(f) for any Modification), the Collateral Agent will execute (with such acknowledgments and/or notarizations as are required) and deliver such release to the Borrower or the applicable Subsidiary Guarantor on or before the later of (1) the date specified in such request for such release and (2) the fifth (5th) Business Day after the date of receipt of the items required by this Section 2.04(b) by the Collateral Agent.

(c) The Collateral Agent and the Senior Class Debt Representatives agree for the benefit of the Borrower and the Subsidiary Guarantors that if the Senior Class Debt Representatives and the Collateral Agent at any time receive from the Borrower or applicable Subsidiary Guarantor (i) an officers’ certificate stating that (A) the signing officer has readSection 2.04(c) of this Agreement and understands the provisions and the definitions relating hereto, (B) such officer has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Secured Credit Documents, if any, relating to the termination of the First Lien Security Documents and/or this Agreement have been complied with and (C) in the opinion of such officer, such conditions precedent, if any, have been complied with and (ii) the proposed instrument or instruments terminating such First Lien Security Documents and/or this Agreement (in recordable form, if applicable), then each Senior Class Debt Representative shall promptly (and in any event, no later than five (5) Business Days after receipt of such officer’s certificate) either (x) send to the Collateral Agent a notice stating that, in its view, such termination is permitted by the respective Secured Credit Documents governing the First Lien Obligations the holders of which such Senior Class Debt Representative represents, if applicable, and an instruction to execute the proposed termination instrument described in clause (ii) above or (y) send to the Collateral Agent and the Borrower a notice stating that, in its view, such termination is not permitted by the respective Secured Credit Documents governing the First Lien Obligations the holders of which such Senior Class Debt Representative represents (with an explanation detailing the reasons for such Senior Class Debt Representative’s objections). Upon receipt by the Collateral Agent of a confirmation pursuant to Section 2.04(c)(x) from each Senior Class Debt Representative, the Collateral Agent will execute (with such acknowledgments and/or notarizations as are required) and deliver such terminations to the Borrower or the applicable Subsidiary Guarantor on or before the later of (1) the date specified in such request for such termination and (2) the fifth (5th) Business Day after the date of receipt of the items required by this Section 2.04(c) by the Collateral Agent.

SECTION 2.05. Certain Agreements with Respect to Insolvency or Liquidation Proceedings.

(a) This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding by or against Borrower or any of its Subsidiaries.

(b) If the Borrower and/or any other Credit Party shall become subject to a Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each First Lien Secured Party agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral unless the Controlling Agent or any Controlling Secured Party shall not consent to or shall oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First Lien Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First Lien Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other First Lien Secured Parties (other than any Liens of the First Lien Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (B) the First Lien Secured Parties of each Series are granted Liens on any additional collateral pledged to any First Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-a-vis the First Lien Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First Lien Obligations, such amount is applied pursuant to Section 2.01 of this Agreement, and (D) if any First Lien Secured Parties are granted adequate protection with respect to First Lien Obligations subject hereto, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01 of this Agreement; provided that the First Lien Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First Lien Secured Parties of such Series or its Collateral Agent that shall not constitute Shared Collateral; and provided, further, that the First Lien Secured Parties receiving adequate protection shall not object to any other First Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such First Lien Secured Parties in connection with a DIP Financing or use of cash collateral.

SECTION 2.06. Reinstatement. In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under Bankruptcy Law, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash.

SECTION 2.07. Insurance. As between the First Lien Secured Parties, the Controlling Agent shall have the right, subject to the terms of the applicable First Lien Secured Debt Instrument, to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

SECTION 2.08. Refinancings. The First Lien Obligations of any Series may be Re-financed, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any First Lien Secured Debt Instrument) of any First Lien Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the collateral agent of the holders of any such Refinancing indebtedness shall have executed the applicable Joinder Documents on behalf of the holders of such Refinancing indebtedness.

SECTION 2.09. Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(a) The Collateral Agent agrees to hold (including by way of control) any Shared Collateral that is in its possession or under its control (or in the possession or control of its agents or bailees) as gratuitous bailee or gratuitous agent, as applicable, for the benefit of each other First Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Shared Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09; provided that if the Collateral Agent resigns or is removed pursuant to Section 5.6 of the Collateral Agency Appointment Agreement, the Collateral Agent shall (at the sole cost and expense of the Credit Parties), promptly deliver all Possessory Collateral to the successor Collateral Agent together with any necessary endorsements reasonably requested by the successor Collateral Agent (or make such other arrangements as shall be reasonably requested by the successor Collateral Agent to allow the successor Collateral Agent to obtain control of such Shared Collateral). Pending delivery or granting control to the successor Collateral Agent, each Senior Class Debt Representative agrees to hold (including by way of control) any Shared Collateral, from time to time in its possession or under its control, as gratuitous bailee or gratuitous agent for the benefit of each other First Lien Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Shared Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

(b) The duties or responsibilities of the Collateral Agent and each Senior Class Debt Representative under this Section 2.09 shall be limited solely to holding (including by way of control) any Shared Collateral as gratuitous bailee or gratuitous agent, as applicable for the benefit of each other First Lien Secured Party for purposes of perfecting the Lien held by such First Lien Secured Parties therein.

SECTION 2.10. Similar Lien and Agreements. The parties hereto agree that it is their intention that the Collateral (other than with respect to customary cash collateral arrangements with respect to the revolving credit facilities and letters of credit constituting part of the Credit Agreement and other than any “debt service reserve account” that may be established for the benefit of a specific Series of First Lien Secured Parties) be identical for all First Lien Secured Parties; provided, that this provision will not be violated with respect to any particular Series if the First Lien Security Documents for such Series prohibits the collateral agent for that Series from accepting a Lien on such asset or property or such collateral agent otherwise expressly declines to accept a Lien on such asset or property (any such prohibited or declined Liens with respect to a particular Series, a “Declined Lien”). In furtherance of, but subject to, the foregoing, the parties hereto agree, subject to the other provisions of this Agreement:

(a) upon request by the Collateral Agent or any Senior Class Debt Representative, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Shared Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Security Documents; and

(b) that the documents and agreement creating or evidencing the Liens on Shared Collateral securing the First Lien Obligations shall be in all material respects the same forms of documents as one another, except that the documents and agreements creating or evidencing the Liens securing the Additional First Lien Obligations may contain additional provisions as may be necessary or appropriate to establish the intercreditor arrangements among the various separate classes of creditors holding Additional First Lien Obligations and to address any Declined Lien.

SECTION 2.11. Modifications.

(a) Neither the Collateral Agent nor any Senior Class Debt Representative shall enter into any Modification of (i) the Pledge and Security Agreement, (ii) the Mortgage or (iii) this Agreement unless the Collateral Agent (at the instruction of the Controlling Agent), each Senior Class Debt Representative (acting in accordance with the applicable Secured Credit Document) and the Borrower has provided its Consent to such Modification in writing.

(b) Subject to clause (a) above, each First Lien Secured Party agrees that the Collateral Agent (at the instruction of the Controlling Agent), any Series of First Lien Secured Parties, or any Senior Class Debt Representative, as applicable, may enter into any Modification of any Secured Credit Document to which it is a party in such capacity that does not violate this Agreement without the Consent of any Senior Class Debt Representative, any other Series of First Lien Secured Parties or the Collateral Agent, as applicable.

(c) Without the Consent of any other First Lien Secured Party, the Collateral Agent or any Senior Class Debt Representative may (and may authorize the Administrative Agent or any Additional Agent to) make any Administrative Decision or effect any Modification that constitutes an Administrative Decision.

(d) Neither this Agreement nor any provision hereof, which by the terms of this Agreement requires the Borrower’s consent or which increases the obligations or reduces the rights of the Borrower or any Subsidiary Guarantor, may be terminated or Modified without the written Consent of the Borrower.

(e) Without the Consent of any Senior Class Debt Representative, the Collateral Agent (at the instruction of the Controlling Agent) may effect Modifications to this Agreement to the extent necessary to reflect any incurrence of any Additional First Lien Obligations in compliance with the Credit Agreement and any other First Lien Secured Debt Instrument.

(f) Notwithstanding anything to the contrary in this Agreement, the Consent of the Secured Hedge Representative (in its capacity as such) shall not be required for any Modification other than with respect to Modifications of (i) its Permitted Hedging Agreement and/or Commodity Hedge Agreement, (ii) Article V of this Agreement, or (iii) any Secured Credit Document that would impact the rights of such Secured Hedge Representative under such Permitted Hedging Agreement and/or Commodity Hedge Agreement in a manner materially and adversely different from the impact on any other First Lien Secured Party.

ARTICLE III

Existence and Amounts of Liens and Obligations

SECTION 3.01. Determinations with Respect to Amounts of Liens and Obligations. Whenever the Collateral Agent or any Senior Class Debt Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Series, it may request that such information be furnished to it in writing by each Senior Class Debt Representative and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if the Collateral Agent or any Senior Class Debt Representative shall fail or refuse reasonably promptly to provide the requested information, the Collateral Agent or the requesting Senior Class Debt Representative, as applicable, shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine (to the extent such method is permitted under the First Lien Secured Debt Instruments), including by reliance upon a certificate of the Borrower. The Collateral Agent and each Senior Class Debt Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Credit Party, any First Lien Secured Party or any other Person as a result of such determination.

SECTION 3.02. Application of Proceeds.

(a) Whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Credit Party, any Collateral or any proceeds thereof received in connection with the sale or other disposition of, or collection or realization on, such Collateral and proceeds thereof shall be applied (subject to Section 3.02(b) and (c) below) in accordance with the priority set forth in Section 2.01(a).

(b) Notwithstanding anything to the contrary herein:

(i) in the event any cash collateral account is established under the First Lien Security Documents for the purpose of cash collateralizing letters of credit as contemplated by the definition of Discharge of Obligations (as defined in the Credit Agreement) or as otherwise contemplated by the First Lien Secured Debt Instruments and/or First Lien Security Documents (including the L/C Cash Collateral Accounts, as defined in the Credit Agreement), such cash collateral account shall only be for the benefit of the particular First Lien Secured Parties who issued or have participation interests in such letters of credit (and related obligations) being cash collateralized; and

(ii) solely with respect to the L/C Cash Collateral Accounts (as defined in the Credit Agreement) or any other similar account under any other Series of First Lien Secured Debt Instruments, following any Remedy Event, the drawing on any outstanding letters of credit secured by any L/C Cash Collateral Account (as defined in the Credit Agreement) or any other similar account under any other Series of First Lien Secured Debt Instruments, or any other event or circumstance permitting or requiring application of funds in the any L/C Cash Collateral Account (as defined in the Credit Agreement) or any other similar account under any other Series of First Lien Secured Debt Instruments, in each case as certified to the Collateral Agent by the applicable First Lien Secured Party, the Collateral Agent shall comply with applicable instructions from such First Lien Secured Party with respect to the applicable L/C Cash Collateral Account (as defined in the Credit Agreement) or any other similar account under any other Series of First Lien Secured Debt Instruments.

(c) Notwithstanding anything to the contrary herein, and in each case to the extent set forth in the Credit Agreement, the Lien of the Collateral Agent in, to and under (i) the Credit Agreement Debt Service Reserve Account and all funds on deposit therein or credited thereto or drawn thereunder shall be solely for the benefit of the Term Loan Lenders (as defined in the Credit Agreement) and (ii) any other additional Debt Service Reserve Account and all funds on deposit therein or credited thereto or drawn thereunder shall be solely for the benefit of First Lien Secured Parties for whom such additional Debt Service Reserve Account was established pursuant to the First Lien Secured Debt Instruments.

ARTICLE IV

The Controlling Agent and Collateral Agent

SECTION 4.01. Appointment and Authority.

(a) Each of the First Lien Secured Parties hereby irrevocably appoints and authorizes the Controlling Agent and the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Controlling Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto. In this connection, the Controlling Agent, the Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Controlling Agent or the Collateral Agent pursuant to the applicable Secured Credit Documents for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under any of the First Lien Security Documents shall be entitled to the benefits of all provisions of this Article IV and Article IX of the Credit Agreement, Article V of the Collateral Agency Appointment Agreement and the equivalent provision of any Additional First Lien Document (as though such co-agents, sub-agents and attorneys-in-fact were the “Collateral Agent” named therein) as if set forth in full herein with respect thereto. Without limiting the foregoing, each of the First Lien Secured Parties, and each Senior Class Debt Representative, hereby agrees to provide such cooperation and assistance as may be reasonably requested by the Controlling Agent or the Collateral Agent to facilitate and effect actions taken or intended to be taken by the Controlling Agent or the Collateral Agent, as applicable, pursuant to this Article IV, such cooperation to include execution and delivery of notices, instruments and other documents as are reasonably deemed necessary by the Controlling Agent or the Collateral Agent to effect such actions, and joining in any action, motion or proceeding initiated by the Collateral Agent (at the instruction of the Controlling Agent) for such purposes.

(b) In furtherance of the foregoing, each Non-Controlling Secured Party acknowledges and agrees that the Controlling Agent shall be entitled to instruct the Collateral Agent to and the Collateral Agent (at the instruction of the Controlling Agent) shall be entitled to, for the benefit of the First Lien Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Security Documents, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the First Lien Obligations held by such Non-Controlling Secured Parties. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Collateral Agent, the Controlling Agent or any other First Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the First Lien Secured Parties waives any claim it may now or hereafter have against the Collateral Agent, the Controlling Agent or the collateral agent for any other Series of First Lien Obligations or any other First Lien Secured Party of any other Series arising out of (i) any actions that do not violate this Agreement which any Senior Class Debt Representative or any First Lien Secured Party takes or omits to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Security Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations, (ii) any election by any Senior Class Debt Representative or any holders of First Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law by, any Credit Party or any of its Subsidiaries, as debtor-in-possession.

SECTION 4.02. Rights as a First Lien Secured Party.

(a) The Person serving as the Collateral Agent or the Controlling Agent hereunder shall have the same rights and powers in its capacity as a First Lien Secured Party under any Series of First Lien Obligations that it holds as any other First Lien Secured Party of such Series and may exercise the same as though it were not the Collateral Agent or the Controlling Agent, as applicable, and the term “First Lien Secured Party” or “First Lien Secured Parties” or (as applicable) “Credit Agreement Secured Party,” “Credit Agreement Secured Parties,” “Additional First Lien Secured Party” or “Additional First Lien Secured Parties” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Collateral Agent or the Controlling Agent, as applicable, hereunder in its individual capacity.

Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Credit Parties or any Subsidiary or other Affiliate thereof as if such Person were not the Collateral Agent or the Controlling Agent, as applicable, hereunder and without any duty to account therefor to any other First Lien Secured Party.

SECTION 4.03. Exculpatory Provisions. Neither the Collateral Agent nor the Controlling Agent shall have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, neither the Collateral Agent nor the Controlling Agent:

(i) shall be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing;

(ii) shall have any duty to take any discretionary action or exercise any discretionary powers;

(iii) shall, except as expressly set forth herein, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to a Credit Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Controlling Agent or any of its Affiliates in any capacity;

(iv) shall be liable for any action taken or not taken by it (1) in the absence of its own gross negligence or willful misconduct as determined by the non-appealable judgment of a court of competent jurisdiction or (2) in reliance on a certificate of an authorized officer of the Borrower stating that such action is permitted by the terms of this Agreement. Neither the Collateral Agent nor the Controlling Agent shall be deemed to have knowledge of any Event of Default under any Series of First Lien Obligations unless and until notice describing such Event of Default and referencing applicable agreement is given to the Collateral Agent or the Controlling Agent, respectively;

(v) shall be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in or in connection with this Agreement or any other First Lien Security Document, (2) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (4) the validity, enforceability, effectiveness or genuineness of this Agreement, any other First Lien Security Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the First Lien Security Documents, (5) the value or the sufficiency of any Collateral for any Series of First Lien Obligations, or (6) the satisfaction of any condition set forth in any First Lien Secured Debt Instrument, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent or the Controlling Agent, as applicable; and

(vi) needs to segregate money held hereunder from other funds except to the extent required by law. The Collateral Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing.

SECTION 4.04. Collateral and Guaranty Matters. Each of the Senior Class Debt Representatives (on behalf of itself and the First Lien Secured Parties it represents) irrevocably authorizes the Collateral Agent, at its option, to release any Lien on any property granted to or held by the Collateral Agent under any First Lien Security Document in accordance with Section 2.04 or upon receipt of a written request from the Borrower stating that the releases of such Lien is permitted by the terms of each Secured Credit Document then in effect.

ARTICLE V

Agreement of Qualified Interest Rate Hedging Counterparties

SECTION 5.01. Undertakings of Qualified Interest Rate Hedging Counterparties.

(a) Each Secured Hedge Representative agrees on behalf of the applicable Qualified Interest Rate Hedging Counterparty, until the Discharge of First Lien Obligations (or such date that would be the date of the Discharge of First Lien Obligations if final indefeasible payment in full in cash had been made of all the First Lien Obligations under Permitted Hedging Agreements and such payment of First Lien Obligations has not actually occurred), or except with the prior approval of the Collateral Agent (acting at the instruction of the Controlling Agent), no Qualified Interest Rate Hedging Counterparty shall:

(i) terminate or close out any First Lien Obligations under any Permitted Hedging Agreement unless (A) (x) a Hedging Default exists and (y) such terminating Qualified Interest Rate Hedging Counterparty has complied with the provisions of Section 5.01(b) or (B) such termination is at the Borrower’s request in connection with a prepayment of the Term Loans; or

(ii) demand or receive payment, prepayment or repayment of, or any distribution in respect of, or on account of, any liability of any Credit Party under a Permitted Hedging Agreement (other than scheduled payments under that Permitted Hedging Agreement, payments made to terminate or close out any Permitted Hedging Agreement as provided in clause (i) above in accordance with the Financing Documents, and amounts received from or through the Permitted Hedging Agreement or the Collateral Agent pursuant to the Financing Documents to which such Qualified Interest Rate Hedging Counterparty is party);

provided that, notwithstanding the foregoing or anything herein to the contrary, a Qualified Interest Rate Hedging Counterparty may demand and hold cash collateral under and in accordance with the credit support annex to the Permitted Hedging Agreement to which it is a party and may take such actions as provided therein, including exercising rights and remedies with respect to such cash collateral upon an event of default thereunder, as provided in and in accordance with such credit support annex.

(b) Upon becoming aware of a Hedging Default, the affected Qualified Interest Rate Hedging Counterparty shall as soon as reasonably practical send to its Secured Hedge Representative, the Borrower and the Collateral Agent a notice stating that a Hedging Default has occurred and describing such Hedging Default and not take any action to terminate the Permitted Hedging Agreement or to demand payment under the Permitted Hedging Agreement as a result of such Hedging Default without the prior written consent of the Collateral Agent (acting at the instruction of the Controlling Agent) until the earlier of (A) 5 Business Days after the delivery of notice of the Hedging Default and (B) the time at which all First Lien Obligations under the First Lien Secured Debt Instruments have been accelerated. The affected Qualified Interest Rate Hedging Counterparty may satisfy its notification obligation set forth herein by contemporaneously sending to the Collateral Agent a copy of the notice that such Qualified Interest Rate Hedging Counterparty sends to the Borrower under Section 6 of the Permitted Hedging Agreement to which it is a party. The Collateral Agent shall promptly give notice of the Hedging Default to each other Senior Class Debt Representative.

(c) A Secured Hedge Representative in respect of a Permitted Hedging Agreement may become a Senior Class Debt Representative hereunder, and the applicable Qualified Interest Rate Hedging Counterparty party to such Permitted Hedging Agreement may become subject hereto and bound hereby, by executing and delivering an instrument substantially in the form of Annex III (with such changes as may be reasonably approved by the Controlling Agent and such Senior Class Debt Representative).

SECTION 5.02. Restriction on Commencement of Proceedings.

(a) Without limiting Section 5.01 (Undertakings of Qualified Interest Rate Hedging Counterparties), each Secured Hedge Representative for a Permitted Hedging Agreement agrees on behalf of the applicable Qualified Interest Rate Hedging Counterparty that, until the Discharge of First Lien Obligations, or except with the prior approval of the Collateral Agent (acting at the instruction of the Controlling Agent), no Qualified Interest Rate Hedging Counterparty nor any Person on its behalf or appointed by it will sue for or institute legal proceedings to recover all or any part of the First Lien Obligations under its Permitted Hedging Agreement nor petition or apply for or vote in favor of any resolution for the reorganization, bankruptcy, winding-up, dissolution, administration of, or a voluntary arrangement in relation to, any Credit Party; provided, however, that nothing in this Section shall prohibit (i) any legal proceedings commenced after the Collateral Agent has (x) completed an action under Section 2.02 and (y) received proceeds of Security, distributions from any Credit Party, or any trustee, administrator, liquidator, receiver or other representative of the estate of any Credit Party (in bankruptcy or otherwise) or other payments of any kind in respect of the First Lien Obligations under the Permitted Hedging Agreements, or (ii) any filing or voting of claims in any pending legal proceeding (in an Insolvency or Liquidation Proceeding or otherwise) for the reorganization, bankruptcy, winding-up, dissolution, administration of, or a voluntary arrangement in relation to, any Credit Party, in each case to recover the portion of such proceeds, distributions or payments which any such Qualified Interest Rate Hedging Counterparty is entitled to receive under this Agreement.

(b) Notwithstanding any other provision of this Article V, each Secured Hedge Representative and Qualified Interest Rate Hedging Counterparty shall have the right to join in the commencement of a proceeding of the type described above if any First Lien Secured Party has commenced or joined in the commencement of such a proceeding, provided, however, that no Secured Hedge Representative or Qualified Interest Rate Hedging Counterparty shall have no right to vote in connection with any such proceeding.

SECTION 5.03. Termination and Exercise of Rights. Each Lender Counterparty if so instructed by the Collateral Agent (through its Secured Hedge Representative) in accordance with Section 2.02 and only to the extent a Hedging Default has occurred with respect to any Credit Party under any Permitted Hedging Agreement to which it is a party, such Lender Counterparty shall exercise any right of termination under any Permitted Hedging Agreement to which it is a party based on such instructions.

SECTION 5.04. No Other Remedies.

(a) Each Secured Hedge Representative agrees on behalf of the applicable Qualified Interest Rate Hedging Counterparty that, until the Discharge of First Lien Obligations, it will not exercise any remedies under any Permitted Hedging Agreement except as permitted in Section 5.01 (Undertakings of Qualified Interest Rate Hedging Counterparties) to Section 5.02 (Restriction on Commencement of Proceedings) above.

(b) If any Secured Hedge Representative or Qualified Interest Rate Hedging Counterparty, in violation of the provisions of this Agreement, commences, prosecutes or participates in any suit, action, case or proceeding against any Credit Party, then any other First Lien Secured Party may intervene and interpose as a defense or plea the provisions of this Agreement.

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices. All notices and other communications provided for herein (including, but not limited to, all the directions and instructions to be provided to the Controlling Agent herein by the First Lien Secured Parties or to the Collateral Agent herein by the Controlling Agent) shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or electronic mail, as follows:

(a) if to the Borrower or any Subsidiary Guarantor, to the Borrower, at 700 Milam, Suite 1900, Houston, Texas 77002, Attention: Treasurer, with a copy (which shall not constitute notice), the Borrower at 700 Milam, Suite 1900, Houston, Texas 77002, Attention: Legal Department;

(b) if to the Credit Agreement Administrative Agent, to it at 1251 Avenue of the Americas, New York, NY 10020, Attn: Lawrence Blat, Telephone (212) 782-4310, Facsimile (212) 782-6687, Email Lblat@us.mufg.jp with a copy to agencydesk@us.mufg.jp;

(c) if to the Collateral Agent, to it at 1251 Avenue of the Americas, 19th Floor, New York, NY 10020, Attn: Fernando Moreyra, Telephone (646) 452-2015, Facsimile (646) 452-2000, Email fernando.moreyra@unionbank.com with a copy toctny1@unionbank.com; and

(d) if to any other Senior Class Debt Representative, to it at the address set forth in the applicable Joinder Documents.

Any party hereto may change its address, fax number or email address for notices and other communications hereunder by notice to the other parties hereto. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. As agreed to in writing among the Collateral Agent, the Controlling Agent and each other Senior Class Debt Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 6.02. Waivers; Amendment; Joinder Documents.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraphs (b) and (c) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) This Agreement shall not be modified except as specified in Section 2.11.

(c) Notwithstanding Section 2.11, without the consent of any First Lien Secured Party, any Additional Agent may become a party hereto by execution and delivery of all Joinder Documents in accordance with Section 6.13 of this Agreement and upon such execution and delivery, such Additional Agent and the Additional First Lien Secured Parties and Additional First Lien Obligations of the Series for which such Additional Agent is acting shall be subject to the terms hereof.

SECTION 6.03. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 6.04. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 6.05. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 6.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.07. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Credit Agreement Administrative Agent represents and warrants that this Agreement is binding upon the Credit Agreement Secured Parties.

SECTION 6.08. Submission to Jurisdiction Waivers; Consent to Service of Process. The Collateral Agent and each Senior Class Debt Representative, on behalf of itself and the First Lien Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Collateral Agent) at the address referred to in 6.01;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any First Lien Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any First Lien Secured Party) to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 6.08 any special, exemplary, punitive or consequential damages.

SECTION 6.09. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.

(A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(B) SUBJECT TO CLAUSE (V) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER SECURED CREDIT DOCUMENT, OR ANY OF THE FIRST LIEN OBLIGATIONS, SHALL BE BROUGHT IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THISAGREEMENT, EACH PARTY HERETO IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY SECURITY AGREEMENT GOVERNED BY A LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 6.01; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (V) AGREES THAT THE COLLATERAL AGENT RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY FIRST LIEN SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT. EACH CREDIT PARTY, FOR ITSELF AND ITS AFFILIATES, AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(C) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER FINANCING DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR THE RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THISTRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 6.09 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER FINANCING DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE EXTENSIONS OF CREDIT MADE THEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 6.10. Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.11. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the other First Lien Security Documents, Additional First Lien Documents, Commodity Hedge Agreements or Permitted Hedging Agreements, the provisions of this Agreement shall control.

SECTION 6.12. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties in relation to one another. None of the Borrower, any Subsidiary Guarantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.04, 2.05, 2.09, 2.11, 5.02 or this 6.12) is intended to or will amend, waive or otherwise modify the provisions of the Credit Agreement, any Additional First Lien Documents, any Commodity Hedge Agreements or any Permitted Hedging Agreements), and none of the Borrower or any Subsidiary Guarantor may rely on the terms hereof (other than Section 2.04, 2.05, 2.09, 2.11, 6.01, 6.02, 6.09, or this 6.12). Nothing in this Agreement is intended to or shall impair the obligations of any Credit Party, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 6.13. Additional First Lien Obligations; Withdrawal Procedures. To the extent, but only to the extent permitted by the provisions of the First Lien Secured Debt Instruments (including, without limitation, (1) the obligations under the Existing Indenture, to the extent required to be secured pursuant to the Existing Indenture and (2) as permitted by a waiver or amendment of the applicable provision in accordance with the terms of such document), the Borrower may incur (x) Additional First Lien Obligations and/or (y) First Lien Obligations under Permitted Hedging Agreements and/or Commodity Hedge Agreements. Any such additional class or series of (x) Additional First Lien Obligations and/or (y) First Lien Obligations under Permitted Hedging Agreements and/or Commodity Hedge Agreements (the “Senior Class Debt”) may be secured by a Lien and may be Guaranteed by the Credit Parties on a pari passu basis, in each case under and pursuant to the First Lien Security Documents, if and subject to the condition that the Additional Agent, acting on behalf of the holders of such Senior Class Debt (such Additional Agent and holders in respect of any Senior Class Debt being referred to as the “Senior Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.

In order for an Additional Agent to become a party to this Agreement,

(i) such Additional Agent, the Collateral Agent, the Controlling Agent, and each Credit Party shall have executed and delivered an instrument substantially in the form of Annex II or Annex III (in each case with such changes as may be reasonably approved by the Controlling Agent and such Senior Class Debt Representative) pursuant to which such Additional Agent becomes a Senior Class Debt Representative hereunder, and the Senior Class Debt in respect of which such Senior Class Debt Representative is the Additional Agent and the related Senior Class Debt Parties become subject hereto and bound hereby;

(ii) the Borrower shall have delivered to the Collateral Agent and Controlling Agent true and complete copies of each of the Additional First Lien Documents, Commodity Hedge Agreements or Permitted Hedge Agreements relating to such Senior Class Debt, certified as being true and correct by an Authorized Officer of the Borrower;

(iii) the Borrower shall have delivered to the Controlling Agent an Officer’s Certificate stating that such Additional First Lien Obligations and/or First Lien Obligations under Permitted Hedging Agreements and/or Commodity Hedge Agreements are permitted by each applicable First Lien Secured Debt Instrument to be incurred, or to the extent a consent is otherwise required to permit the incurrence of such Additional First Lien Obligations and/or First Lien Obligations under Permitted Hedging Agreements and/or Commodity Hedge Agreements under any First Lien Secured Debt Instrument, each Credit Party has obtained the requisite consent; and

(iv) the Additional First Lien Documents, Commodity Hedge Agreements and Permitted Hedge Agreements, as applicable, relating to such Senior Class Debt shall provide that each Senior Class Debt Party with respect to such Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Senior Class Debt.

Notwithstanding anything herein to the contrary, the Credit Agreement Obligations or the Additional First Lien Debt, as applicable, shall no longer constitute First Lien Obligations hereunder to the extent that such Series of First Lien Obligations becomes Senior Unsecured Debt. Upon the Credit Agreement Obligations and/or Additional First Lien Debt becoming Senior Unsecured Debt, the Senior Class Debt Representative representing such Series of First Lien Obligations shall (A) send a written notice to the Collateral Agent and the Borrower notifying the Collateral Agent and the Borrower that it is no longer a Senior Class Debt Representative and the Credit Agreement Obligations or the Additional First Lien Debt, as applicable, that such Person represents no longer constitutes First Lien Obligations and (B) withdraw as a party to this Agreement.

SECTION 6.14. Integration. This Agreement together with the other Secured Credit Documents and the First Lien Security Documents represents the entire agreement of each of the Credit Parties and the First Lien Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Credit Party, any Senior Class Debt Representative or any other First Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other First Lien Secured Debt Instruments or the First Lien Security Documents.

SECTION 6.15. Information Concerning Financial Condition of the Borrower and Subsidiary Guarantors. Each of the Controlling Agent, the Senior Class Debt Representatives and the First Lien Secured Parties shall not be responsible for keeping any other party informed of (a) the financial condition of the Borrower and Subsidiary Guarantors and all endorsers or guarantors of the First Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations. The Controlling Agent, the Senior Class Debt Representatives and the First Lien Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the Controlling Agent, any Senior Class Debt Representative or any First Lien Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Controlling Agent, the Senior Class Debt Representatives and the First Lien Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 6.16. Additional Subsidiary Guarantors. The Borrower agrees that, if any Subsidiary of Borrower shall become a Subsidiary Guarantor after the Effective Date, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex IV. Upon such execution and delivery, such Subsidiary will become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Collateral Agent. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

SECTION 6.17. Further Assurances. Each Senior Class Debt Representative, on behalf of itself and each First Lien Secured Party under the applicable Credit Agreement or other First Lien Secured Debt Instrument, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement. The Collateral Agent agrees to, upon the reasonable request of any Credit Party, (x) authorize such Credit Party to file UCC-3 termination statements with respect to the UCC-1 financing statements naming the Released Parties as debtors, (y) cause to be transferred, delivered and returned, but without any recourse, warranty or representation whatsoever, the Released Collateral in its possession and money received in respect of Released Collateral but not applied to any First Lien Obligations and (z) furnish, execute and deliver such documents, instruments, certificates, notices, mortgage releases or further assurances as any Released Party may reasonably request, in each case as necessary to effect any release in accordance with Section 2.04(a), all at the Credit Parties’ sole expense.

SECTION 6.18. Credit Agreement Administrative Agent.

(a) It is understood and agreed that the Credit Agreement Administrative Agent is entering into this Agreement in its capacity as administrative agent under the Credit Agreement and the provisions of Article IX of the Credit Agreement applicable to it as administrative agent thereunder shall also apply to it as Controlling Agent hereunder.

(b) For the avoidance of doubt, the parties hereto acknowledge that in no event shall any Senior Class Debt Representative be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether any such party has been advised of the likelihood of such loss or damage and regardless of the form of action.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed their duly authorized representatives as of the date first above written

CHENIERE ENERGY PARTNERS, L.P. as Borrower

By:	Cheniere Energy Partners, GP, LLC its general partner

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Vice President and Treasurer

SIGNATURE PAGE TO CQP INTERCREDITOR AGREEMENT

CHENIERE ENERGY INVESTMENTS, LLC as Subsidiary Guarantor

By	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO CQP INTERCREDITOR AGREEMENT

SABINE PASS LNG, L.P. as Subsidiary Guarantor

By: Sabine Pass LNG-GP, LLC its general partner

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO CQP INTERCREDITOR AGREEMENT

CHENIERE CREOLE TRAIL PIPELINE, L.P. as Subsidiary Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO CQP INTERCREDITOR AGREEMENT

SABINE PASS TUG SERVICES, LLC as Subsidiary Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO CQP INTERCREDITOR AGREEMENT

CHENIERE PIPELINE GP INTERESTS, LLC as Subsidiary Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO CQP INTERCREDITOR AGREEMENT

SABINE PASS LNG-GP, LLC as Subsidiary Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO CQP INTERCREDITOR AGREEMENT

MUFG BANK, LTD., as Credit Agreement Administrative Agent and initial Controlling Agent and initial Designated Senior Class Debt Representative

By:	/s/ Lawrence Blat
Name: Lawrence Blat
Title: Authorized Signatory

SIGNATURE PAGE TO CQP INTERCREDITOR AGREEMENT

MUFG UNION BANK, N.A. as Collateral Agent

By:	/s/ Fernando Moreya
Name: Fernando Moreya
Title: Vice President

SIGNATURE PAGE TO CQP INTERCREDITOR AGREEMENT

ANNEX I

Administrative Decisions

As used in this Agreement, the term “Administrative Decisions” shall mean amendments, decisions, determinations, approvals, consents and confirmations of a routine, administrative, or immaterial nature that are specified in the Pledge and Security Agreement, the Mortgage or this Agreement to be made by the Collateral Agent or any Senior Class Debt Representative, whether or not such Administrative Decision is specifically designated as such. Administrative Decisions include, but are not limited to the following:

(a) approval of periodic reports, budgets and other items delivered on a periodic basis;

(b) routine determinations not involving a significant exercise of discretion;

(c) routine determinations as to the compliance with the requirements of the First Lien Secured Debt Instruments and agreements, certificates, and other similar items required to be delivered under the terms of the First Lien Secured Debt Instruments;

(d) amendments or modifications to the First Lien Secured Debt Instruments of a technical or administrative nature or to correct manifest errors in the First Lien Secured Debt Instruments;

(e) any decisions specifically designated as such; and

(f) approval of forms of documents that the Collateral Agent or any Senior Class Debt Representative is authorized to approve.

ANNEX II

[FORM OF] JOINDER NO. [•] (the “Joinder”) dated as of [•], 20[•] to the INTERCREDITOR AGREEMENT dated as of May 29, 2019 (the “Intercreditor Agreement”), among Cheniere Energy Partners, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), the Subsidiary Guarantors (as defined therein), MUFG Bank, Ltd., as administrative agent for the Credit Agreement Secured Parties, MUFG Union Bank, N.A., as collateral agent for the First Lien Secured Parties (in such capacity, the “Collateral Agent”) and each Senior Class Debt Representative from time to time party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. As a condition to the ability of the Borrower or any Subsidiary Guarantor to incur Additional First Lien Obligations and to secure such Senior Class Debt with the Senior Lien and to have such Senior Class Debt guaranteed by the Credit Parties on a senior basis, in each case under and pursuant to the Additional First Lien Documents, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become an Senior Class Debt Representative under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 6.13 of the Intercreditor Agreement provides that such Additional Agent may become a Senior Class Debt Representative under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the Intercreditor Agreement, upon the execution and delivery by the Additional Agent of an instrument in the form of this Joinder and the satisfaction of the other conditions set forth in Section 6.13 of the Intercreditor Agreement. The undersigned Senior Class Debt Representative (the “New Senior Class Debt Representative”) is executing this Joinder in accordance with the requirements of the Intercreditor Agreement.

Accordingly, the Collateral Agent and the New Senior Class Debt Representative agree as follows:

SECTION 1. In accordance with Section 6.13 of the Intercreditor Agreement, the New Senior Class Debt Representative by its signature below becomes a Senior Class Debt Representative under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Senior Class Debt Representative had originally been named therein as a Senior Class Debt Representative, and the New Senior Class Debt Representative, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Senior Class Debt Representative and to the Senior Class Debt Parties that it represents as Additional First Lien Secured Parties. Each reference to a “Senior Class Debt Representative” and “Additional Agent” in the Intercreditor Agreement shall be deemed to include the New Senior Class Debt Representative. The Additional First Lien Obligations owing by the Borrower and its subsidiaries to the Senior Class Debt Parties represented by the New Senior Class Debt Representative [do not] constitute Primary Voting Credit Facilities Obligations. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Senior Class Debt Representative represents and warrants to the Collateral Agent and the other First Lien Secured Parties that (i) it has full power and authority to enter into this Joinder, in its capacity as [agent] [trustee], (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Secured Credit Documents relating to such Senior Class Debt provide that, upon the New Senior Class Debt Representative’s entry into this Agreement, the Senior Class Debt Parties in respect of such Senior Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Additional First Lien Secured Parties.

SECTION 3. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Collateral Agent shall have received a counterpart of this Joinder that bears the signature of the New Senior Class Debt Representative and Controlling Agent. Delivery of an executed signature page to this Joinder by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST- JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Intercreditor Agreement. All communications and notices hereunder to the New Senior Class Debt Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Borrower agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Senior Class Debt Representative, Collateral Agent and the Controlling Agent have duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW SENIOR CLASS DEBT REPRESENTATIVE], as [ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

Acknowledged by:

[___________________], as
Collateral Agent

By:
Name:
Title:

[____________________]

By:
Name:
Title:

[____________________]

[___________________], as
Controlling Agent

Name:
Title:

[____________________]

Name:
Title:

[____________________]

THE CREDIT PARTIES LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

Schedule I to the

Joinder to the

Intercreditor Agreement

Credit Parties

ANNEX III

FORM OF INTERCREDITOR AGREEMENT JOINDER

This Joinder Agreement (this “Joinder”) dated as of [•], 20___, to the INTERCREDITOR AGREEMENT dated as of May 29, 2019 (the “Intercreditor Agreement”), among Cheniere Energy Partners, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), the Subsidiary Guarantors (as defined therein), MUFG Bank, Ltd., as administrative agent for the Credit Agreement Secured Parties, MUFG Union Bank, N.A., as collateral agent for the First Lien Secured Parties (in such capacity, the “Collateral Agent”) and each Senior Class Debt Representative from time to time party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. It is a requirement that each Secured Hedge Representative in respect of a [Permitted Hedging Agreement][Commodity Hedge Agreement] become a Senior Class Debt Representative under, and the applicable [Qualified Interest Rate Hedging Counterparty][Commodity Hedge Counterparty] party to such [Permitted Hedging Agreement][Commodity Hedge Agreement] become subject to and bound by, the Intercreditor Agreement. Article V of the Intercreditor Agreement provides that each Secured Hedge Representative agrees to enter into certain obligations and to take certain actions on behalf of the [Qualified Interest Rate Hedging Counterparty][Commodity Hedge Counterparty] that it represents, and in order to do so, such Secured Hedge Representative must become party to the Intercreditor Agreement as a Senior Class Debt Representative by executing an instrument in the form of this Joinder. The undersigned Senior Class Debt Representative (the “Secured Hedge Representative”) is executing this Joinder in accordance with the requirements of the Intercreditor Agreement.

Accordingly, the Collateral Agent and the Secured Hedge Representative agree as follows:

By its signature below, the Secured Hedge Representative becomes a Senior Class Debt Representative under, and the applicable [Qualified Interest Rate Hedging Counterparty][Commodity Hedge Counterparty] becomes subject to and bound by, the Intercreditor Agreement with the same force and effect as if the Secured Hedge Representative had originally been named therein as a Senior Class Debt Representative, and the Secured Hedge Representative, on behalf of itself and the [Qualified Interest Rate Hedging Counterparty][Commodity Hedge Counterparty], hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Senior Class Debt Representative and to the [Qualified Interest Rate Hedging Counterparty][Commodity Hedge Counterparty] that it represents. Each reference to a “Senior Class Debt Representative” and “Additional Agent” in the Intercreditor Agreement shall be deemed to include the Secured Hedge Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

The Secured Hedge Representative represents and warrants to the Collateral Agent that (i) it has full power and authority to enter into this Joinder, in its capacity as representative of the [Qualified Interest Rate Hedging Counterparty][Commodity Hedge Counterparty] and (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Collateral Agent shall have received a counterpart of this Joinder that bears the signature of the Secured Hedge Representative and Controlling Agent. Delivery of an executed signature page to this Joinder by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder.

Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Intercreditor Agreement. All communications and notices hereunder to the Secured Hedge Representative shall be given to it at the address set forth below its signature hereto.

The Borrower agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the Secured Hedge Representative, Collateral Agent and the Controlling Agent have duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written.

[NAME OF SECURED HEDGE
REPRESENTATIVE], as
Secured Hedge Representative,

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

Acknowledged by:

MUFG UNION BANK, N.A., as Collateral Agent

By:
Name:
Title:

MUFG BANK, LTD., as Controlling Agent

By:
Name:
Title:

CHENIERE ENERGY PARTNERS, L.P., as Borrower

By:
Name:
Title:

ANNEX IV

SUPPLEMENT NO. [•] (the “Supplement”) dated as of [•], to the INTERCREDITOR AGREEMENT dated as of May 29, 2019 (the “Intercreditor Agreement”), among Cheniere Energy Partners, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), the Subsidiary Guarantors (as defined therein), MUFG Bank, Ltd., as administrative agent for the Credit Agreement Secured Parties, MUFG Union Bank, N.A., as collateral agent for the First Lien Secured Parties (in such capacity, the “Collateral Agent”) and each Senior Class Debt Representative from time to time party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. The Credit Parties have entered into the Intercreditor Agreement. Pursuant to certain First Lien Secured Debt Instruments, certain newly acquired or organized Subsidiaries of Borrower are required to enter into the Intercreditor Agreement. Section 6.16 of the Intercreditor Agreement provides that such Subsidiaries may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement and Additional First Lien Documents.

Accordingly, the Collateral Agent and the New Subsidiary Guarantor agree as follows:

SECTION 1. In accordance with Section 6.16 of the Intercreditor Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Intercreditor Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor, and the New Subsidiary Guarantor hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Subsidiary Guarantor thereunder. Each reference to a “Subsidiary Guarantor” in the Intercreditor Agreement shall be deemed to include the New Subsidiary Guarantor. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary Guarantor. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST- JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Intercreditor Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it in care of the Borrower as specified in the Intercreditor Agreement.

SECTION 8. The Borrower agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary Guarantor, and the Collateral Agent have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY GUARANTOR],

By:
Name:
Title:

Acknowledged by:

[ ], as Collateral Agent,

By:
Name:
Title: